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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 1, 1998


                              BESICORP GROUP INC.
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(Exact name of Registrant as specified in its charter)


New York                       0-9964                 14-1588329
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(State or other                (Commission File       (IRS Employer
jurisdiction of incorporation) Number)                Identification No.)



1151 Flatbush Road, Kingston, New York            12401
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(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code: 914-336-7700

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(Former Name or Former Address, if Changed Since Last Report)



This document consists of 4 pages.


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ITEM 5. OTHER EVENTS

The Company announced on July 1, 1998, that it was a party to the consummation of the Master Restructuring Agreement on June 30, 1998, between Niagrara Mohawk Power Corporation and fourteen developer/owners of twenty-seven independent power plants.


EXHIBITS

99.1 Press Release of the Company dated July 1, 1998


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Besicorp Group Inc., Registrant



                        By: /s/ Michael J. Daley
                        Michael J. Daley
Date: July 8, 1998      Executive Vice President, Chief Financial Officer






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